EXHIBIT 10.34
     2

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Doc#:DS3:499379.1   31-073
Doc#:DS3:499379.1   31-073
     EXECUTION COPY
                       AMENDMENT NO. 1 TO
                    SERIES 1996-1 SUPPLEMENT

          AMENDMENT No. 1, dated as of November 29, 1996 (this "Amendment"), to the Series 1996-1 Supplement, dated as of August 1, 1996 (the "Series 1996-1 Supplement"), among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), The Chase Manhattan Bank, as initial VFC Certificateholder (the "Initial VFC Certificateholder"), and The Chase Manhattan Bank, as trustee (in such capacity, the "Trustee"), which supplements the Pooling Agreement, dated as of November 16, 1994 (the "Pooling Agreement"), among the Company, the Master Servicer and the Trustee.


                      W I T N E S S E T H :


          WHEREAS, the Company, the Master Servicer, the Initial
VFC Certificateholder and the Trustee wish to amend the Series
1996-1 Supplement in the manner provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Pooling Agreement or the Series 1996-1
Supplement, as the case may be, shall have their defined meanings when used herein.

          2.  Amendment of Section 1.1.  The definition of
"Scheduled Termination Date" is amended by deleting the text, "December 1, 1996" and substituting in its place the text, "December 16, 1996".

          3. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Trustee of:

               a.  a counterpart hereof, duly executed and
     delivered by each of the Company, the Master Servicer, the Initial VFC Certificateholder and the Trustee;

               b. a consent to this Amendment, in the form of Annex A, from the Enhancement Provider;

               c.  an Officer's Certificate of a Responsible
     Officer of the Company certifying that this Amendment shall not adversely affect the interests of the VFC
     Certificateholders;

               d. an Opinion of Counsel by Paul, Weiss, Rifkind, Wharton & Garrison opining that (i) this Amendment is authorized pursuant to the Pooling Agreement and the Series 1996-1 Supplement and (ii) all conditions precedent to the execution, delivery and performance of this Amendment are satisfied in full; and

               e. written confirmation from each of Standard & Poor's Corporation and Moody's Investors Service Inc. stating that the execution and delivery of this Amendment will not result in a reduction or withdrawal of the rating of the Term Certificates.

          4.  Continuing Effect of Series 1996-1 Supplement.
Except as expressly amended, modified and supplemented hereby, the provisions of the Series 1996-1 Supplement are and shall remain in full force and effect.

          5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL
BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          6. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.


          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                              SPECIALTY FOODS FINANCE CORPORATION

                              By:/s/ Peter L. Sereda
                                 Name: Peter L. Sereda
                                 Title: Vice President & Treasurer

                              SPECIALTY FOODS CORPORATION, as
                              Master Servicer

                              By:/s/ Peter L. Sereda
                                 Name: Peter L. Sereda
                                 Title: Vice President & Treasurer


                              THE CHASE MANHATTAN BANK, as
                              Trustee

                              By: /s/Dennis Kildea
                              Name: Dennis Kildea
                              Title: Trust Officer

                              THE CHASE MANHATTAN BANK, as
                              Initial VFC Certificateholder


                              By:/s/ Roger A. Parker
                                 Name: Roger A. Parker
                                 Title: Vice President


     ANNEX A



                        [FORM OF CONSENT]




The Chase Manhattan Bank,
 as Trustee
450 West 33rd Street, 15th Floor
New York, New York  10001
Attention:  Structured Finance Services (ABS)

Dear Sirs:

          We refer to Amendment No. 1, dated as of November 29, 1996 (the "Amendment"), to the Series 1996-1 Supplement, dated as of August 1, 1996 (the "Series 1996-1 Supplement"), among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), The Chase Manhattan Bank, as initial VFC Certificateholder (the "Initial VFC Certificateholder"), and The Chase Manhattan Bank, as trustee (in such capacity, the "Trustee"), which supplements the Pooling Agreement, dated as of November 16, 1994 (the "Pooling Agreement"), among the Company, the Master Servicer and the Trustee. We hereby certify that we have been given adequate notice pursuant to Section 9.5 of the Series 1996-1 Supplement and Section 10.1 of the Pooling Agreement.

          We hereby consent to the execution and delivery by the Company, the Master Servicer, the Initial VFC Certificateholder and the Trustee of, and the changes effected to the Series 1996-1
Supplement by, the Amendment (substantially in the form previously distributed to us).

                              Sincerely,

                              CAPITAL MARKETS ASSURANCE
                              CORPORATION, as Enhancement
                              Provider

                              By:________________________________
                                 Name:
                                 Title:



Dated:  November __, 1996